UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A-2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2022

ATHENA GOLD CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51808	90-0158978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification number)

2010 A Harbison Drive # 312, Vacaville, CA 95687

(Address of principal executive offices) (Zip Code)

(Registrant's telephone number, including area code) (707)  291-6198

______________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 3.02	UNREGISTERED SALE OF EQUITY SECURITIES

ITEM 7.01	REGULATION FD DISCLOSURE

The following sets forth the information required by Item 701 of Regulation S-K with respect to the unregistered sales of equity securities by Athena Gold Corporation (the “Company” or “Athena”):

On October 31, 2022 the Company closed its previously announced upsized and oversubscribed non-brokered private placement offering (the “Offering”) for gross proceeds of CAD $704,616 through the issuance of 8,807,700 units of the Company (each, a “Unit”) at a price of CAD $0.08 per Unit. This amount reflects a CAD $40,000 increase over the amount announced in the Company’s news release dated September 23, 2022, which can be attributed to an additional subscription for 500,000 Units. The Offering was previously reported in the Company’s Current Form 8-K dated August 12, 2022 and filed with the Securities and Exchange Commission on August 23, 2022 and later amended in the Company’s Form 8-K/A-1 dated August 12, 2022 and filed with the Commission on September 23, 2022.

Each Unit consists of one common share in the capital stock of the Company and one common share purchase warrant (each, a “Warrant”), with each Warrant entitling the holder thereof to purchase one common share in the capital stock of the Company at a price of CAD $0.12 at any time on or before the first business day that is 24 months from the closing of the Offering. The net proceeds from the Offering are expected to be used for further project exploration and general working capital. All securities issued in connection with the Offering are subject to resale restriction periods under applicable United States securities laws, and any securities issued in Canada under the Offering are subject to a four month and one day hold period in Canada.

In connection with the closing of the Offering, the Company paid aggregate finder’s fees to Haywood Securities Inc., Canaccord Genuity Corp., and Castlewood Capital Corporation of $14,748 cash and 184,350 broker warrants, each broker warrant exercisable for one common share in the capital stock of the Company on the same terms as the Warrants.

On October 31, 2022, the Company issued a press release announcing the closing of the final tranche of the Offering. Details of the additional subscription to the Offering are described above. A copy of the press release is filed herewith as Exhibit 99.1.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Item	Title
99.1	Press Release
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Athena Gold Corporation

Date: November 3, 2022	By:	/s/ John C. Power
John C. Power, President

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